UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2022

CITIC Capital Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39222	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28/F CITIC Tower, 1 Tim Mei Avenue, Central, Hong Kong

(Address of principal executive offices, including zip code)

(852) 3710-6888

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	CCAC.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001 per share	CCAC	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	CCAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below under Item 5.07 of this Current Report on Form 8-K, on January 31, 2022, CITIC Capital Acquisition Corp., (“CCAC” or the “Company” and, after the Domestication, as described below, “Quanergy PubCo”) convened an extraordinary general meeting (the “General Meeting”) to approve, among other things, the previously announced business combination of CCAC and Quanergy Systems, Inc. (the “Business Combination”).

At the General Meeting, the Company’s shareholders approved, among other items, the Quanergy PubCo 2022 Equity Incentive Plan (the “Incentive Plan”) and the Quanergy PubCo 2022 Employee Stock Purchase Plan (the “Stock Plan”). A description of the material terms of each of the Incentive Plan and Stock Plan is included in the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission on January 6, 2022 and first mailed to CCAC’s shareholders on or about January 6, 2022 (the “Proxy Statement”), which descriptions are incorporated herein by reference. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Incentive Plan and Stock Plan, which are attached as Annex H and Annex G, respectively, to the Proxy Statement and are also incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 31, 2022, CCAC held an extraordinary general meeting (the “Extraordinary General Meeting”). At the Extraordinary General Meeting, a total of 23,993,179 (69.55%) of the Company’s issued and outstanding ordinary shares held of record as of December 13, 2021, were present either in person or by proxy, which constituted a quorum. The shareholders voted on the following proposals at the Extraordinary General Meeting, each of which was described in more detail in the Company’s Proxy Statement filed with the U.S. Securities and Exchange Commission on January 6, 2022.

1.

The BCA Proposal. To consider and vote upon a proposal to approve, ratify and adopt by ordinary resolution the Merger Agreement, dated as of June 21, 2021, as amended on June 28, 2021 and further amended on November 14, 2021 and December 26, 2021 (collectively, the “Merger Agreement”), by and among CCAC, CITIC Capital Merger Sub Inc. (“Merger Sub”), a Delaware corporation and subsidiary of CCAC, and Quanergy Systems, Inc. (“Quanergy”), a Delaware corporation. The Merger Agreement provides for, among other things, the merger of Merger Sub with and into Quanergy (the “Merger”), with Quanergy surviving the Merger as a wholly owned subsidiary of Quanergy PubCo, in accordance with the terms and subject to the conditions of the Merger Agreement. The BCA Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
22,680,761	1,280,106	32,312

2.

The Domestication Proposal. To consider and vote upon a proposal to approve by special resolution, (a) the Company be de-registered in the Cayman Islands pursuant to Article 49 of the current Amended and Restated Articles of Association of the Company and be registered by way of continuation as a corporation in the state of Delaware; (b) conditional upon, and with effect from, the registration of the Company in the State of Delaware as a corporation with the laws of the State of Delaware, the registered office of the Company be changed to VCorp Services, LLC, 1013

Centre Road Suite 403-B Wilmington, County of New Castle, Delaware 19805; (c) Corporation Service Company (CSC) be instructed to undertake all necessary steps in order to continue the legal existence of the Company in the State of Delaware as a corporation incorporated under the laws of the State of Delaware; and (d) Maples Corporate Services Limited be instructed to file notice of the resolutions relating to the de-registration with the Registrar of Companies in and for the Cayman Islands. The Domestication Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
22,680,761	1,280,106	32,312

3.

Organizational Documents Proposal. To consider and vote upon a proposal to approve by special resolution the proposed new certificate of incorporation (the “Proposed Certificate of Incorporation”) and the proposed new bylaws (the “Proposed Bylaws” and, together with the Proposed Certificate of Incorporation, the “Proposed Organizational Documents”) of CITIC Capital Acquisition Corp. (a corporation incorporated in the State of Delaware following the filing with and acceptance by the Secretary of State of Delaware of the certificate of domestication in accordance with Section 388 of the Delaware General Corporation Law (the “DGCL”)), which will be renamed “Quanergy Systems, Inc.” in connection with the Business Combination (CCAC after the Domestication, including after such change of name, is referred to herein as “Quanergy PubCo”). The Organizational Documents Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
22,680,559	1,280,106	32,514

4.

The Advisory Organizational Documents Proposals. To consider and vote upon the following seven separate proposals (collectively, the “Advisory Organizational Documents Proposals”) to approve, by special resolution, the following material differences between the Cayman Constitutional Documents and the Proposed Organizational Documents:

A.

Advisory Organizational Documents Proposal 4A. To authorize the change in the authorized share capital of CCAC from (i) 200,000,000 CCAC Class A ordinary shares of a par value of US$0.0001 each, 20,000,000 CCAC Class B ordinary shares of a par value of US$0.0001 each and 1,000,000 CCAC Preference Shares of a par value of US$0.0001 each to (ii) 300,000,000 shares of Quanergy PubCo common stock and 10,000,000 shares of Quanergy PubCo preferred stock. Advisory Organizational Documents Proposal 4A was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
19,182,798	4,777,868	32,513

B.

Advisory Organizational Documents Proposal 4B. To approve an exclusive forum provision, pursuant to which the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, another state or federal court located within the State of Delaware, shall be the exclusive forum for certain actions under Delaware law, and the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act. The Advisory Organizational Documents Proposal 4B was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
19,183,910	4,776,756	32,513

C.

Advisory Organizational Documents Proposal 4C. To approve a provision electing not to be governed by Section 203 of the DGCL relating to takeovers by interested stockholders but to provide other similar restrictions regarding takeovers by interested stockholders. Advisory Organizational Documents Proposal 4C was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
19,183,910	4,776,756	32,513

D.

Advisory Organizational Documents Proposal 4D. To approve provisions providing that the affirmative vote of the holders of at least 66 2/3% of the total voting power of all the then outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class, will be required to amend, alter, repeal or rescind all or any portion of Article V(B), Article VII, Article VIII, Article IX, Article X, Article XI, Article XII and Article XIII of the Proposed Certificate of Incorporation. Advisory Organizational Documents Proposal 4D was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
22,603,909	1,356,757	32,513

E.

Advisory Organizational Documents Proposal 4E. To approve provisions permitting the removal of a director only for cause and only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of voting stock of the Corporation entitled to vote at an election of directors. Advisory Organizational Documents Proposal 4E was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
19,169,783	4,790,883	32,513

F.

Advisory Organizational Documents Proposal 4F. To approve provisions providing that any action required or permitted to be taken by the stockholders of the Company must be effected at an annual or special meeting of the stockholders of the Company, and shall not be taken by written consent in lieu of a meeting. The Advisory Organizational Documents Proposal 4F was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
19,170,340	4,790,326	32,513

G.

Advisory Organizational Documents Proposal 4G. To authorize all other changes in connection with the replacement of Cayman Constitutional Documents with the Proposed Certificate of Incorporation and Proposed Bylaws in connection with the consummation of the Business Combination, including (1) changing the company name from “CITIC Capital Acquisition Corp.” to “Quanergy Systems, Inc.,” (2) making Quanergy PubCo’s corporate existence perpetual, and (3) removing certain provisions related to CCAC’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination, all of which the CCAC Board believes is necessary to adequately address the needs of Quanergy PubCo after the Business Combination. Advisory Organizational Documents Proposal 4G was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
22,604,250	1,356,416	32,513

5.

The Stock Issuance Proposal. To consider and vote upon a proposal to approve by ordinary resolution for purposes of complying with the applicable provisions of NYSE Listing Rule 312.03, (a) the issuance of Quanergy PubCo common stock to the PIPE Investors pursuant to the PIPE Investments, plus any additional shares pursuant to subscription agreements we may enter into prior to Closing, (b) shares of Quanergy PubCo common stock to certain stockholders of Quanergy pursuant to the Merger Agreement and (c) the GEM Investor, pursuant to GEM Agreement. The Stock Issuance Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
22,679,550	1,281,116	32,513

6.

The Equity Incentive Plan Proposal. To consider and vote upon a proposal to approve by ordinary resolution the Quanergy PubCo 2022 Incentive Award Plan. The Equity Incentive Plan Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
21,496,454	2,464,213	32,512

7.

The ESPP Proposal. To consider and vote upon a proposal to approve by ordinary resolution the Quanergy PubCo 2022 Employee Stock Purchase Plan. The ESPP Proposal was approved. The final voting tabulation for this proposal was as follows:

FOR	AGAINST	ABSTAIN
22,680,560	1,280,107	32,512

The proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the Extraordinary General Meeting was deemed not necessary and not acted upon at the Extraordinary General Meeting because there were sufficient votes at the time of the Extraordinary General Meeting to approve the adoption of the required proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2022	CITIC Capital Acquisition Corp.

	By:	/s/ Fanglu Wang
	Name:	Fanglu Wang
	Title:	Chief Executive Officer